Execution Version

FIRST AMENDMENT TO SERVICES AGREEMENT

THIS FIRST AMENDMENT TO SERVICES AGREEMENT (this “Amendment”), dated as of August 24, 2021, is by and among The Parking REIT, Inc., a Maryland corporation (the “Company”), MVP REIT II Operating Partnership, LP, a Delaware limited partnership (the “OP,” and together with the Company and its Subsidiaries, each a “Company Party” and, collectively, the “Company Parties”), on the one hand, and Vestin Realty Mortgage I, Inc., a Maryland corporation (“VRMI”), Vestin Realty Mortgage II, Inc., a Maryland corporation (“VRMII”), MVP Realty Advisors, LLC, dba The Parking REIT Advisors, a Delaware limited liability company (“REIT Manager”), and Michael V. Shustek, an individual (“Shustek”, together with VRMI, VRMII and REIT Manager, each, a “Manager Entity” and, collectively, the “Manager Entities”), on the other hand.  The Company Parties and the Manager Entities are referred to herein each as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, the Parties entered into a Services Agreement, dated as of March 29, 2019 (the “Services Agreement”), pursuant to which the Manager Entities provide certain services to the Company Parties, subject to the terms and conditions set forth therein;

WHEREAS, Color Up, LLC, a Delaware limited liability company (the “Purchaser”), the Company, the OP, VRMI, VRMII and Shustek (Shustek and, together with VRMI and VRMII, the “Advisor”) have entered into an Equity Purchase and Contribution Agreement, dated as of January 8, 2021 (the “Purchase Agreement”), pursuant to which, among other things, (i) the Advisor sold, transferred, conveyed and contributed to the Purchaser shares of common stock, $0.0001 par value per share, of the Company owned or held by the Advisor in exchange for cash, and (ii) the Purchaser contributed, transferred and conveyed cash, certain technology and equity interests in certain real properties in exchange for newly issued limited partnership interests in the OP, in each case, subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Parties desire to amend the Services Agreement in accordance with Section 8.2 thereof solely for the purposes set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.               Amendment to Section 3.1.  Section 3.1 of the Services Agreement shall be deleted in its entirety and replaced by the following:

“Section 3.1.  Consulting Fee.  Effective on the Closing of the Transactions (each as defined in the Purchase Agreement), the REIT Manager shall be entitled to receive a one-time consulting fee in consideration for the services rendered or to be rendered under this Agreement in an amount equal to $800,000 (the “Consulting Fee”), which amount shall be payable in cash by check or wire transfer, without state or federal tax withholding, in accordance with the instructions provided by REIT Manager to the Company.”

2.                  Amendment to Sections 5.1, 5.2, and 5.3.  In Sections 5.1 and 5.2 of the Services Agreement, the reference to “Article VIII” shall be amended to be a reference to “Article V”.  In Section 5.3 of the Services Agreement, the blank space shall be a reference to Section 5.05 of the Contribution Agreement.

3.                  Amendment to Schedule A.  Schedule A to the Services Agreement shall be amended in full to be as set forth on Schedule A hereto.

4.                  No Other Changes.  Except as provided in this Amendment, there are no other changes to the Services Agreement, the terms of which remain in full force and effect.

5.             Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law rules that would require or permit the application of the laws of another jurisdiction.

6.                  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

THE PARKING REIT, INC.

By: ____________________________

        Name: J. Kevin Bland

        Title: Chief Financial Officer

MVP REIT II OPERATING PARTNERSHIP, LP

By: The Parking REIT, Inc., its general partner

By: ____________________________

        Name: J. Kevin Bland

        Title: Chief Financial Officer

MVP REALTY ADVISORS, LLC dba THE PARKING

REIT ADVISORS

By: ____________________________

        Name: Michael V. Shustek

        Title: Manager

VESTIN REALTY MORTGAGE I, INC.

By: ____________________________

        Name: Michael V. Shustek

        Title: Chief Executive Officer

VESTIN REALTY MORTGAGE II, INC.

By: ____________________________

        Name: Michael V. Shustek

        Title: Chief Executive Officer

____________________________

Michael V. Shustek

[Signature Page to First Amendment to Services Agreement]

Schedule A – The Services

Each of the Manager Entities shall continue as a carve-out guarantor in favor of (1) Barclays Bank PLC in connection with Mabley Place Garage, (2) Barclays Bank PLC in connection with MVP Houston Saks, (3) Bank of America, N.A. in connection with MVP Detroit Center, and (4) Keybank National Association in connection with MVP St. Paul Holiday, until any such lender releases any Manager Entity from its carve-out guaranty.